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                                                                Exhibit 10.7.2




                                   ASSIGNMENT

         This Assignment is entered into and is effective as of this the 3 day of January, 1997 (hereinafter the "Assignment").

         Triangle Research and Development Corporation, a corporation organized and existing under the laws of the State of North Carolina, with an address of Post Office Box 12696, Research Triangle Park, NC 27709 (hereinafter referred to as "TRDC").

         Delta Thermal Systems, Inc., a corporation organized and existing under the laws of the State of North Carolina, with an address of Post Office Box 12696, Research Triangle Park, NC 27709 (hereinafter referred to as "Delta").

         Frisby Technologies, Inc., a corporation organized and existing under the laws of the State of North Carolina, with its principal place of business at 417 South Main Street, Freeport, NY 11520 (hereinafter referred to as "Frisby").

                                    RECITALS

         Whereas, an Exclusive License Agreement was entered into on May 1, 1995 (hereinafter the "License Agreement") between TRDC as licensor and Frisby as licensee, wherein certain technology relating to Microencapsulated Phase Change Material Technology was licensed, and

         Whereas, TRDC desires to assign said License Agreement to Delta.

         WITNESSETH, in consideration of the premises and covenants herein contained, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. TRDC hereby assigns, transfers and conveys to Delta, and Delta hereby accepts assignment of the License Agreement.

         Agreed to an accepted on the day and date first hereinabove written.


TRIANGLE RESEARCH &                 DELTA THERMAL SYSTEMS. INC.
 DEVELOPMENT CORP.


By: \s\ David P. Colvin                            By: \s\ David P. Colvin
    ---------------------------                    -----------------------------
   David P. Colvin, President                      David P. Colvin, President


Attest:                                            Attest:


\s\ Virginia S. Colvin                             \s\ Virginia S. Colvin
-----------------------------                      -----------------------------
Virginia S. Colvin, Secretary                      Virginia S. Colvin, Secretary